Exhibit 99.1

Investor Presentation November 2006

FORWARD-LOOKING STATEMENTS This presentation contains forward-looking statements. These statements relate to future events or our future financial performance. These statements are only predictions and involve known and unknown risks, uncertainties, and other factors. The following factors, among others, could cause our actual results and performance to differ materially from the results and performance projected in, or implied by, the forward- looking statements: the limited history for evaluating our company; our history of losses and expectation of further losses; the effect of poor operating results on our company; the effect of growth on our infrastructure, resources, and existing sales; our ability to expand our operations in both new and existing markets; the impact of supply shortages and food costs in general; our ability to protect trademarks and other proprietary information; the impact of litigation; our ability to raise capital; our ability to fully utilize and retain new executives; negative publicity surrounding our restaurants or the consumption of our food products in general; a decline in visitors to activity centers surrounding our restaurants; the impact of federal, state, or local government regulations; labor shortages or increases in labor costs; economic and political conditions generally; and the effect of competition in the restaurant industry. We assume no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in, or implied by, these forward-looking statements, even if new information becomes available in the future.

INVESTMENT HIGHLIGHTS Emerging upscale concept with high growth potential National portability and flexible real estate options Compelling unit economics with strong cash-on-cash return Sales and earnings growth based upon: Same-store sales momentum Manageable 25+% annual unit expansion Margin improvement at restaurant and corporate levels Experienced management team with significant stock ownership

KONA GRILL - AN EXCEPTIONAL DINING EXPERIENCE Freshly prepared, high quality food Personalized service Flexible dining options appeal to a wide demographic Superior price to experience proposition Consistency = guest loyalty

UNIQUE FOOD OFFERING Sweet Chili Glazed Salmon Standardized recipes, generous portions and creative presentation Recognizable American dishes with their own flavorful twist Variety of diverse internationally influenced appetizers and entrees 40+ signature sauces and dressings create delicious flavor profiles Award-winning sushi Ample choices for health conscious guests Ability to drive traffic throughout the day Lunch - 23% (11:00 AM to 3:00 PM) Dinner - 53% (5:00 PM to 9:00 PM) Non peak - 24% (3:00 PM to 5:00 PM, 9:00 PM to close)

AMERICAN FOOD WITH A TWIST & INTERNATIONAL DISHES Sweet Chili Glazed Salmon

Hands on management team Emphasis on training & supervision Low staff to table ratio ensures superior service Low management and crew turnover ensures higher consistency EXCEPTIONAL SERVICE STANDARDS

Contemporary decor lends to broad appeal Exhibition-style kitchen and sushi bar enhance upscale ambiance 2,000 gallon water aquarium provides focal point for the restaurant Multiple dining environments and atmospheres help drive guest frequency Attractive bar and patio areas help drive incremental sales UPSCALE CONTEMPORARY AMBIANCE

VIBRANT BAR PROGRAM Alcohol comprises 33% of total sales Unique indoor/outdoor bar separated from dining area Sales driver during non-peak periods Wide selection of wine by the glass, beers and specialty drinks Happy hour's focus on food converts bar patrons to dinner guests Responsible approach to bar operations

EXPERIENCED MANAGEMENT TEAM Name Position Relevant Experience Marcus Jundt Chief Executive Officer & President Chairman of the Board 8 Years Jason Merritt Chief Operating Officer 19 Years Mark Robinow Chief Financial Officer 25 Years KONA GRILL(r) KONA GRILL(r)

ACCELERATED UNIT GROWTH 2003 2004 2005 2006 2007E Existing Units 3 4 7 9 14 New Units 1 3 2 5 6 CAGR: 49.5%

SITE SELECTION STRATEGY Strict site selection process High volume retail centers/ regional malls Lifestyle/ entertainment centers Urban power dining locations Guest traffic throughout the day CAGR: 47%

UNIT EXPANSION - BUILDING A SUCCESSFUL PORTFOLIO Disciplined 25% annual growth Increasing interest from major landlords Construction cost containment Sites ramp up to expected volumes as brand awareness grows New V.P. of Development hired April 2006 Potential universe of 100+ restaurants CAGR: 47%

NATIONWIDE MARKET OPPORTUNITY OF 100+ RESTAURANTS Scottsdale (1998) Chandler (2001) Kansas City (2002) Las Vegas (2003) Denver (2004) Omaha (2004) Carmel (2004) San Antonio (2005) Sugar Land (2005) Expected 2006/2007 locations, excluding two 2007 locations yet to be named. Oakbrook (2006) Lincolnshire (2006) Naples (2006) Houston Galleria (2006) Dallas (2006) Stamford (2007) Austin (2007) Troy (2007) Gilbert (2007) Current locations

UNDERPENETRATED IN KEY MARKETS COMPARED TO PEERS Source: Company reports

Senior management team in place Established training programs and labor pipeline Scalable and secure management information systems Current G&A run-rate provides significant fixed cost leverage potential Strong financial controls and established corporate governance practices SIGNIFICANT INVESTMENT IN INFRASTRUCTURE

INDUSTRY LEADING SALES Source: 2005 10-K, represents stores opened at least 12 months Average unit volume reflects guest loyalty and frequency of visits KONA GRILL(r)

Source: 2005 10-K and Oppenheimer estimates for food component of average check AFFORDABLE DINING EXPERIENCE $21.73 Strong unit sales at an affordable guest check $40.76 $18.50 $17.00 $10.50 KONA GRILL(r)

EMERGING CONCEPT RESULTS IN RAPID SALES GROWTH 2003 2004 2005 2005 2006 East 16608 25050 36828 26385 35883 CAGR: 49% Growth: 36% Strong growth driven by unit expansion and positive comparable sales Nine Months Ended

STABLE SAME-STORE-SALES GROWTH 2003 2004 2005 2005 2006 East 0.071 0.073 0.042 0.046 0.051 Includes only restaurants opened for more than 18 months Strong consumer appeal with solid unit level growth Nine Months Ended

LEADING SAME STORE SALES IN UPSCALE CASUAL DINING Source: Company reports.

STRENGTHENING RESTAURANT OPERATING PROFIT 2003 2004 2005 2005 2006 East 3035 5057 7991 5882 7427 CAGR: 62% Growth: 26% High-volume units provide prospect for attractive returns Excludes general and administrative, pre-opening expenses and depreciation & amortization Nine Months Ended

ATTRACTIVE RESTAURANT OPERATING PROFIT MARGIN Source: 2005 10-K Well developed model generates high unit level returns KONA GRILL(r)

KEY METRICS AS % OF RESTAURANT SALES Note: G&A excludes separation and 123R charges.

COMPELLING UNIT LEVEL ECONOMICS Figures reflect averages for stores in the comparable base as of 12/31/05 Net of landlord tenant improvement allowance and excluding preopening expenses (3) After second year of operations Quality site selection and effective execution leads to superior returns

BALANCE SHEET

FINANCIAL GUIDANCE Fourth Quarter 2006 Revenue of $14.8-$15.1 million (one new restaurant) Net loss per share of ($0.14)-($0.19) 123R expense per share ($0.04)-($0.07) Fiscal Year 2007 Profitable Six new restaurants - back end loaded Troy, MI; Austin, TX; Gilbert, AZ; Stamford, CT; 2 others TBD

CONCLUSION Emerging upscale concept with high growth potential National portability and flexible real estate options Compelling unit economics with strong cash-on-cash return Sales and earnings growth based upon: Same-store sales momentum Manageable 25+% annual unit expansion Margin improvement at restaurant and corporate levels Experienced management team with significant stock ownership